UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	General Motors Company (“GM”) held its 2023 Annual Meeting of Shareholders on June 20, 2023.

(b)

GM shareholders voted on the matters set forth below, with final voting results indicated. For the election of directors, each nominee who received a majority of votes cast (i.e., votes for exceeded votes against, with abstentions having no effect) was elected as a director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, with abstentions counted as votes against. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2023.

(1)    Election of Directors. GM’s shareholders elected the Board’s nominees for one-year terms:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes

Mary T. Barra	969,613,924	62,577,531	6,500,802	127,794,720
Aneel Bhusri	1,020,285,484	17,321,221	1,085,552	127,794,720
Wesley G. Bush	1,018,425,638	19,214,089	1,052,530	127,794,720
Joanne C. Crevoiserat	1,031,626,137	6,030,898	1,035,222	127,794,720
Linda R. Gooden	1,031,873,404	5,794,561	1,024,292	127,794,720
Joseph Jimenez	977,089,941	60,539,426	1,062,890	127,794,720
Jonathan McNeill	1,032,366,427	5,237,673	1,088,157	127,794,720
Judith A. Miscik	1,015,864,923	21,802,227	1,025,107	127,794,720
Patricia F. Russo	970,172,634	67,484,754	1,034,869	127,794,720
Thomas M. Schoewe	1,017,730,784	19,895,666	1,065,807	127,794,720
Mark A. Tatum	1,028,427,445	9,209,369	1,055,443	127,794,720
Jan E. Tighe	1,027,595,015	10,004,563	1,092,679	127,794,720
Devin N. Wenig	1,032,253,120	5,307,460	1,131,677	127,794,720

(2)    Board Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2023. GM’s shareholders ratified the appointment of Ernst & Young LLP as GM’s independent registered public accounting firm for 2023.

Votes For	1,159,705,251
Votes Against	5,751,041
Abstentions	1,030,685
Broker Non-Votes	0

(3)    Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation. GM’s shareholders approved, by advisory vote, the compensation of GM’s named executive officers.

Votes For	951,131,459
Votes Against	85,629,460
Abstentions	1,931,338
Broker Non-Votes	127,794,720

(4)    Board Proposal to Approve Amendment No. 1 to the Company’s 2020 Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder. GM’s shareholders approved Amendment No. 1 to the Company’s 2020 Long-Term Incentive Plan.

Votes For	1,003,852,762
Votes Against	33,065,804
Abstentions	1,773,691
Broker Non-Votes	127,794,720

(5)    Shareholder Proposal Requesting a Report on the Company’s Operations in China. GM’s shareholders did not approve the shareholder proposal requesting a report on the Company’s operations in China.

Votes For	31,020,961
Votes Against	995,702,036
Abstentions	11,969,260
Broker Non-Votes	127,794,720

(6)    A Shareholder Proposal Regarding Shareholder Written Consent. GM’s shareholders did not approve the shareholder proposal regarding shareholder written consent.

Votes For	463,181,182
Votes Against	572,533,156
Abstentions	2,977,919
Broker Non-Votes	127,794,720

(7)    A Shareholder Proposal Regarding Sustainable Materials Procurement Targets. GM’s shareholders did not approve the shareholder proposal regarding sustainable materials procurement targets.

Votes For	148,385,608
Votes Against	879,352,308
Abstentions	10,954,341
Broker Non-Votes	127,794,720

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

By:	/s/ John S. Kim
John S. Kim
Assistant Corporate Secretary

Date: June 22, 2023